UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2006

                         SunCom Wireless Holdings, Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                        1-15325                    23-2974475
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


                                1100 Cassatt Road
                              Berwyn, Pennsylvania
                                      19312
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (610) 651-5900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, on May 9, 2006, Scott I. Anderson, a director of SunCom Wireless Holdings, Inc. (Holdings), was appointed
Interim Chairman of the Board of Holdings, to serve during the medical leave of absence of Michael E. Kalogris, our Chairman and
Chief Executive Officer. On July 12, 2006, the Holdings Board of Directors approved an additional annual retainer in the amount of
$50,000 to be paid on a pro-rata basis to Mr. Anderson for his service as Interim Chairman of the Board until such time as Mr.
Kalogris officially resumes his duties as Chairman of the Board.

Also as previously reported, on May 9, 2006, Eric Haskell, Executive Vice President and Chief Financial Officer of Holdings was
appointed Interim Chief Executive Officer of Holdings, to serve during the medical leave of absence of Michael E. Kalogris, our
Chairman and Chief Executive Officer.  On July 12, 2006, SunCom Wireless Management Company, Inc., an indirect wholly-owned subsidiary of Holdings, and Eric Haskell entered into a letter agreement setting forth the terms of Mr. Haskell's compensation for his additional service as our Interim Chief Executive Officer.  Pursuant to the letter agreement, Mr. Haskell's base salary is increased from $285,000 to $450,000 per annum, payable bi-weekly, during the period he serves as Interim Chief Executive Officer.
The $165,000 difference (referred to as the interim stipend) will be pro-rated to the extent Mr. Kalogris officially resumes all or
a portion of his duties as Chief Executive Officer.   In addition, the calculation of Mr. Haskell's 2006 annual bonus will be based on his original base salary plus the aggregate interim stipend received during the year.

Mr. Haskell's service as Interim Chief Executive Officer will terminate immediately upon the date that Mr. Kalogris resumes his duties as Chief Executive Officer on a substantially full-time basis.  Following his termination of service as Interim Chief
Executive Officer, Mr. Haskell will continue to serve as Executive Vice President and Chief Financial Officer unless such service is terminated under the terms of his employment agreement.

The principal terms of Mr. Haskell's employment agreement have previously been described in Holdings' Current Report on Form 8-K dated May 26, 2006 and filed on June 2, 2006.  The description of Mr. Haskell's letter agreement in this report does not purport to be complete and is qualified in its entirety by reference to Mr. Haskell's letter agreement, which is being filed as Exhibit 10.2 with this report and is incorporated into this report by this reference.


Item 1.02.  Termination of a Material Definitive Agreement.

On July 10, 2006, Daniel E. Hopkins tendered his resignation as Senior Vice President, Finance and Treasurer of Holdings.  As a
result, Mr. Hopkins' employment agreement with SunCom Wireless Management Company, Inc., dated as of December 20, 2005, will terminate after the expiration of the 60-day notice period provided for under his employment agreement, or on September 8, 2006.
Certain provisions of Mr. Hopkins' employment agreement (including a one year non-compete, a one year non-solicitation provision, a non-disparagement agreement and a confidentiality agreement) will survive the termination of the employment agreement.  In connection with his resignation, Mr. Hopkins and SunCom Wireless Management Company are expected to enter into the separation agreement and release, the form of which was attached as an exhibit to, and filed with, Mr. Hopkins' employment agreement.

The principal terms of Mr. Hopkins' employment agreement have previously been described in Holdings' Current Report on Form 8-K dated December 14, 2005 and filed on December 20, 2005.  The description of Mr. Hopkins' employment agreement in this report does not purport to be complete and is qualified in its entirety by reference to Mr. Hopkins' employment agreement, which is listed as
Exhibit 10.3 hereto and is incorporated into this report by this reference.

Item 9.01.  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable.

                  (d)      Exhibits:

                           10.1   Employment Agreement, dated as of May 26, 2006, between SunCom Wireless Management Company, Inc.
                                  and Eric Haskell (incorporated by reference to Exhibit 10.1 to the Form 8-K of SunCom Wireless
                                  Holdings, Inc. dated May 26, 2006 and filed June 2, 2006).

                           10.2   Letter Agreement, dated as of July 12, 2006, between SunCom Wireless Management Company, Inc. and
                                  Eric Haskell.

                           10.3   Employment Agreement, dated as of December 20, 2006, between SunCom Wireless Management Company,
                                  Inc. and Daniel E. Hopkins (incorporated by reference to Exhibit 10.25 to the Form 10-K of SunCom
                                  Wireless Holdings, Inc. for the year ended December 31, 2005).


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                                                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                                                SUNCOM WIRELESS HOLDINGS, INC.


Date:  July 14, 2006                                                            By: /s/ Charles H.N. Kallenbach
                                                                                ----------------------------------------------
                                                                                Charles H.N. Kallenbach
                                                                                Senior Vice President of Legal and
                                                                                   Regulatory Affairs

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                                                                                                                      Exhibit 10.2


                                                             July 12, 2006


Mr. Eric Haskell
518 Candace Road
Villanova, Pennsylvania  19085


Dear Mr. Haskell:

         You have entered into an employment agreement with SunCom Wireless Management Company, Inc. (the "Company"), dated May 26,
2006 (the "Employment Agreement").  Under the terms of the Employment Agreement, you have agreed to serve as the Executive Vice
President and Chief Financial Officer of the Company.  In connection with the medical leave of absence of Michael Kalogris, the
Chief Executive Officer of SunCom Wireless Holdings, Inc. and SunCom Wireless, Inc. ("SunCom") and the Company, you have been appointed by the Board of Directors of SunCom (the "Board") to serve as the interim Chief Executive Officer of SunCom and the
Company as of May 9, 2006.  In light of the additional services the parties expect you to provide as interim Chief Executive
Officer, this letter agreement (this "Agreement") sets forth certain modifications to the terms of the Employment Agreement to be effective during your service as interim Chief Executive Officer:

1.    Title.  You have been appointed and you have agreed to serve as Interim Chief Executive Officer of SunCom and the Company,
and such other affiliates of SunCom and the Company (collectively and including any entities that become affiliates after the effective date of this Agreement, the "SunCom Group") as the Board may determine to be necessary or appropriate from time to time.

2.       Employment Term.  Your employment as Interim Chief Executive Officer under this Agreement shall be effective as of May 9,
2006 (the "Effective Date") and shall continue until terminated pursuant to Paragraph 7 below (the "Interim Term").

3.       Continued Duties Under Employment Agreement.  You acknowledge that during the Interim Term, you will continue to serve as the Executive Vice President and Chief Financial Officer of the Company and to perform your duties and fulfill your obligations pursuant to the terms of the Employment Agreement.  Except as otherwise expressly modified under this Agreement, all other terms and conditions of the Employment Agreement shall continue in full force and effect and are hereby ratified and confirmed.

4.       General Duties, Authority and Direction.  You shall report directly to the Board, including any committees thereof, and the
Chairman of the Board.  SunCom and the Company expect that you shall have all the power, authority and responsibilities customarily attendant to the position of Chief Executive Officer, which may be modified to reflect that you also are acting in the capacity of the Executive Vice President and Chief Financial Officer of SunCom and the Company.

5.         Base Salary.  During the Interim Term, your annual Base Salary under the Employment Agreement shall be increased to
$17,307.69 (the "Interim Base Salary").  The Interim Base Salary will remain in effect for all bi-weekly pay periods during which you perform the duties of interim Chief Executive Officer.  The difference in your annual Base Salary and Interim Base Salary (the
"Interim Stipend") will be pro-rated to the extent Michael Kalogris, the Chairman and Chief Executive Officer (the "Chairman and
Chief Executive Officer") officially resumes all or a portion of his duties.  For instance, if after a period of time the Chairman and Chief Executive Officer is given permission to resume his duties, but for only twenty (20) hours per week or at 50% capacity, your Interim Stipend would be reduced by 50%.

6.       Annual Bonus.  During the Interim Term, your annual Bonus target under the terms of your Employment Agreement will remain the same.  Calculation of your 2006 annual Bonus will be calculated using Total Base Salary earned in 2006 which is the combination of your annual Base Salary plus any Interim Stipend paid to you.  This will increase your 2006 annual Bonus amount in absolute terms to recognize interim duties performed during the 2006 bonus plan year.

7.       Termination.  Your service as Interim Chief Executive Officer is at the pleasure of the Board and you may be removed from service as Interim Chief Executive Officer at any time for any reason.  Your service as Interim Chief Executive Officer will terminate immediately upon the date that Michael E. Kalogris resumes his duties as Chief Executive Officer on a substantially full-time basis.  Following the termination of your service as Interim Chief Executive Officer, you will continue to serve as
Executive Vice President and Chief Financial Officer unless such service is terminated under the terms of the Employment Agreement.
Termination of your service as Interim Chief Executive Officer shall not constitute "Good Reason" for your resignation from employment as such term is otherwise defined under the Employment Agreement.  Upon termination of your service as Interim Chief
Executive Officer, you shall be entitled to payment of any Base Salary or Annual Bonus that has been earned but has not been paid as of the date of such termination.

8.       Headings.  Headings to paragraphs in this Agreement are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation hereof.

9.       Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

10.      Withholding.  Any payments provided for herein shall be reduced by any amounts required to be withheld from time to time under applicable Federal, State or local income or employment tax laws or similar statutes or other provisions of law then in effect.

11.      Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.

12.      Resolution of Disputes.  All disputes, controversies and claims arising in connection with this Agreement that are not settled by agreement between the parties shall be finally settled as set forth in Paragraph 9(l) of the Employment Agreement.

13.      Notices.  Any notice required or desired to be delivered under this Agreement shall be in writing and shall be delivered personally against receipt, by courier service or by registered mail, return receipt requested, and shall be effective upon actual receipt by the party to which such notice shall be directed, and shall be addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):


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                                             If to SunCom or the Company, to the attention of the Chairman of the
                                             Compensation Committee at SunCom's principal executive offices, with a copy to:

                                             Dow Lohnes PLLC
                                             1200 New Hampshire Avenue, N.W.
                                             Washington, D.C.  20036
                                             Attention:  Leonard J. Baxt
                                             Facsimile:  (202) 776-2222

                                             And

                                             SunCom Wireless
                                             1100 Cassatt Road
                                             Berwyn, PA  19312
                                             Attention:  Legal Department
                                             Facsimile:  (610) 722-4288

                                             If to Executive, to:

                                             Mr. Eric Haskell
                                             518 Candace Road
                                             Villanova, PA  19085
                                             Home Phone:  (610) 527-6547
                                             Home Facsimile:  (610) 520-9223


         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Parties as of the first date written above.


                                                     SunCom Wireless Holdings, Inc.

                                                     By: /s/ Scott Anderson
                                                         --------------------------------------
                                                         Scott Anderson
                                                         Interim Chairman, Board of Directors,



                                                     SunCom Wireless Management Company, Inc.

                                                     By: /s/ Scott Anderson
                                                         -------------------------------------
                                                         Scott Anderson
                                                         Interim Chairman, Board of Directors,



                                                     Executive

                                                     /s/ Eric Haskell
                                                     -----------------------------------------
                                                     Eric Haskell



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